Redeemable Noncontrolling Interest	12 Months Ended
Dec. 28, 2013
Noncontrolling Interest [Abstract]
Redeemable Noncontrolling Interest

(18) Redeemable Noncontrolling Interest

The Company owns 100 Class A Units of Continental Cement, which represent an approximately 70% economic interest and have a preference in liquidation to the Class B Units. Continental Cement issued 100,000,000 Class B Units in May 2010, which remain outstanding and represent an approximately 30% economic interest.

Continental Cement’s Class A Units include a cumulative distribution preference which requires, to the extent distributions are authorized by its Board of Directors, Continental Cement Class A Units receive, prior to any distributions to the Class B Unit holders, a priority return of 11% accruing daily and compounding annually on each anniversary of the date of issuance to Class A Unit holders. To the extent the priority return is not made in a given year, the amount of the priority return will increase the liquidation preference of the Class A Units up to an 80% allowable sharing percentage in distributions and liquidation proceeds. The Company holds all the Class A Units. No distributions are currently anticipated.

The Continental Cement Amended and Restated Limited Liability Company Agreement (as amended, the “LLC Agreement”) provides Summit Materials with a call option that allows the Company to call the Class B Units held by the owners of Continental Cement prior to Summit Materials’ purchase of the Class A Units (“Rollover Members”), at a strike price that approximates fair value, on the earlier of May 2016, on the date that Summit Materials affects an initial public offering or upon any other change of control of Summit Materials. The Rollover Members have a put option that allows them to put the Class B Units to Summit Materials, at a strike price that approximates fair value, exercisable if there is a change of control of the Summit Materials Class A Units, or after May 2016. Finally, the LLC Agreement includes transfer restrictions which prohibit the Rollover Members from transferring their Class B Units without the consent of the Board of Continental Cement.

Because the Class B Units can be put to Continental Cement by the Rollover Members in the future based on the passage of time, which can be accelerated upon the occurrence of a contingent event, Summit Materials’ noncontrolling interest is classified in temporary equity. The redemption value is based upon the estimated fair value of Continental Cement, which is valued using Level 3 inputs. Summit Materials elected to accrete changes in the redemption value of the noncontrolling interest over the period from the date of issuance to the earliest anticipated redemption date of the instrument, which is currently May 2016, using an interest method. The accretion is as an adjustment to the consolidated accumulated deficit. The redemption value of the redeemable noncontrolling interest as of year-end 2013 and 2012 approximated its carrying value.